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                                                                    Exhibit 10.1

               1999 FIRST RELIANCE BANK EMPLOYEE STOCK OPTION PLAN

                                    ARTICLE I
                      PURPOSE; EFFECTIVE DATE; DEFINITIONS

     1.1 Purpose. The 1999 First Reliance Bank Employee Stock Option Plan is
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intended to secure for First Reliance Bank and its shareholders the benefits of the incentive inherent in common stock ownership by the employees of the Company who are largely responsible for the Company's future growth and continued financial success and to afford such persons the opportunity to obtain or increase their proprietary interest in the Company on a favorable basis and thereby have an opportunity to share in its success.

     1.2 Effective Date and Term of the Plan. Subject to the approval of the
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Board (as hereinafter defined) and to ratification by the Company's shareholders as provided in Section 5.9, this Plan shall be effective on and after August 16, 1999. No grant of Options (as hereinafter defined) shall be made under the Plan after August 15, 2009; provided, however, that the Plan and all grants made under the Plan prior to such date shall remain in effect until such grants have been satisfied or terminated in accordance with the Plan and the terms of the Option Agreements (as hereinafter defined).

     1.3 Definitions. Throughout this Plan, the following terms shall have the
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meanings indicated:

         (a) "Board" shall mean the Board of Directors of the Company.
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         (b) "Code" shall mean the Internal Revenue Code of 1986, as amended,
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and any successor revenue laws of the United States and the rules and regulations promulgated thereunder.

         (c) "Committee" shall mean any committee of the Board designated by the
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Board to administer this Plan.

         (d) "Common Stock" shall mean the common stock, without par value, of
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the Company.

         (e) "Company" shall mean First Reliance Bank, a South Carolina banking
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corporation.

         (f) "Employee" shall mean any person engaged or proposed to be engaged
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as an officer or employee of the Company.

         (g) "Fair Market Value" shall mean, with respect to a share of Common
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Stock on any day, the closing sales price of a share of Common Stock for the then most recent preceding business day for which a closing price is available from the principal trading market

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for the Common Stock or, if the Common Stock is not publicly traded, the fair market value of a share of Common Stock on such day as determined by the Committee in such manner as it may in good faith deem appropriate; provided that in making such determination, the Committee shall not take into account the effect of any restrictions on the Common Stock other than restrictions which, by their terms, will never lapse. A "business day" is any day, other than a Saturday or Sunday, on which the relevant market is open for trading.

         (h) "ISO" shall mean an Option that qualifies as an incentive stock
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option under Code Section 422. No Option that is intended to be an ISO shall be invalid under this Plan for failure to qualify as an ISO.

         (i) "NQSO" shall mean a nonqualified stock option which is an Option
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that does not qualify as an incentive stock option under Code Section 422.

         (j) "Option" shall mean an option to purchase shares of Common Stock
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granted by the Committee to an Employee pursuant to this Plan. An Option may be an ISO or an NQSO.

         (k) "Option Agreement" shall mean an agreement between the Company and
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an Employee evidencing an Option grant.

         (l) "Option Shares" shall mean the shares of Common Stock purchased
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upon exercise of an Option.

         (m) "Plan" shall mean this 1999 First Reliance Bank Employee Stock
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Option Plan, as the same may be amended from time to time.

         (n) "10% Stockholder" shall mean an individual owning (directly or by
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attribution as provided in Code Section 424(d)) stock possessing more than 10%
of the total combined voting power of all classes of stock of the Company.

                                   ARTICLE II
                                 ADMINISTRATION

     2.1 Committee Administration. This Plan and the Options granted hereunder
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shall be interpreted, construed and administered by the Committee in its sole discretion. An Employee eligible for Options under the Plan may appeal to the Committee in writing any decision or action of the Committee with respect to the Plan that adversely affects the Employee. Upon review of such appeal and in any other case where the Committee has acted with respect to the Plan, the interpretation and construction by the Committee of any provisions of this Plan or of any Option shall be conclusive and binding on all parties.

     2.2 Committee Composition. The Committee shall consist of not less than
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two persons who shall be members of the Board and shall be subject to such terms and conditions as the Board may prescribe. Once designated, the Committee shall continue to serve until otherwise directed by the Board. From time to time, the Board may increase the size of the Committee and appoint

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additional members thereof, remove members (with or without cause) and appoint new members in substitution therefor, fill vacancies however caused and remove all members of the Committee.

     A majority of the entire Committee shall constitute a quorum, and the action of a majority of the members present at any meeting at which a quorum is present shall be deemed the action of the Committee. In addition, any decision or determination reduced to writing and signed by all of the members of the Committee shall be fully as effective as if it had been made by a majority vote at a meeting duly called and held. Subject to the provisions of this Plan and the Company's bylaws, and to any terms and conditions prescribed by the Board, the Committee may make such additional rules and regulations for the conduct of its business as it shall deem advisable. The Committee shall hold meetings at such times and places as it may determine.

     2.3 Committee Powers. The Committee shall have authority to grant Options
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pursuant to an Option Agreement providing for such terms (not inconsistent with the provisions of this Plan) as the Committee may consider appropriate. Such terms shall include, without limitation, the number of shares, the Option price, the medium and time of payment, the term of each award and any vesting requirements and may include conditions (in addition to those contained in this Plan) on the exercisability of all or any part of an Option. Notwithstanding any such conditions, the Committee may, in its discretion, accelerate the time at which any Option may be exercised. In addition, the Committee shall have complete discretionary authority to prescribe the form of Option Agreements; to adopt, amend and rescind rules and regulations pertaining to the administration of the Plan; and to make all other determinations necessary or advisable for the administration of this Plan. The express grant in the Plan of any specific power to the Committee shall not be construed as limiting any power or authority of the Committee. All expenses of administering this Plan shall be borne by the Company.

     2.4 Good Faith Determinations.  No member of the Committee or other member
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of the Board shall be liable for any action or determination made in good faith with respect to this Plan or any Option granted hereunder.

                                   ARTICLE III
                     ELIGIBILITY; SHARES SUBJECT TO THE PLAN

     3.1 Eligibility. Based upon the recommendations of the President, the
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Committee shall determine and designate the Employees of the Company to receive
Options under this Plan and the number of Options to be awarded to each such Employee, or the formula or other basis on which such Options shall be awarded to Employees. In making any such award, the Committee may take into account the nature of services rendered by an Employee, commissions or other compensation earned by the Employee, the capacity of the Employee to contribute to the success of the Company and other factors that the Committee may consider relevant.

     3.2 Shares Subject to this Plan. Subject to the provisions of Section 4.1
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(e) (relating to adjustment for changes in Common Stock), the maximum number of shares that may be issued under this Plan shall not exceed in the aggregate 119,000 shares of Common Stock. Such shares shall be authorized and unissued. If any Options granted under this Plan shall for any reason

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terminate or expire or be surrendered without having been exercised in full, the shares not purchased under such Options shall be available again for grant hereunder.

                                   ARTICLE IV
                                  STOCK OPTIONS

     4.1 Grant; Terms and Conditions. The Committee, in its discretion, may
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grant ISOs and/or NQSOs to any Employee eligible to receive Options under this
Plan. Each Employee who is granted an Option shall enter into an Option Agreement with the Company in a form specified by the Committee and containing such provisions as the Committee, in its sole discretion, shall approve consistent with this Plan. The Option Agreements need not be identical, but each Option Agreement by appropriate language shall include the substance of all of the following terms and conditions:

         (a) Number of Shares. Each Option Agreement shall state the number of
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shares to which it pertains.

         (b) Option Price. Each Option Agreement shall state the Option exercise
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price, which shall not be less than 100% of the Fair Market Value of the shares of Common Stock subject to the Option on the date of granting the Option. In the case of an ISO granted to a 10% Stockholder, the price at which each share of Common Stock covered by the Option may be purchased shall not be less than 110% of the Fair Market Value per share of Common Stock on the date of grant of the Option. The date of the grant of an Option shall be the date specified by the Committee in its grant of the Option.

         (c) Medium and Time of Payment. Upon the exercise of an Option, the
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Option exercise price shall be payable in United States dollars in cash
(including by check) or other immediately available funds. If payment is made by check, such payment shall be contingent on such check being irrevocably paid by the institution on which it was drawn.

         (d) Term and Exercise of Options. The term of each Option shall be
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determined by the Committee; provided that the exercise of an Option shall in no event be more than ten years from the date of grant, or in the case of an ISO granted to a 10% Stockholder, more than five years from the date of grant. Not less than 100 shares may be purchased at any one time unless the number purchased is the total number at the time purchasable under the Option. During the lifetime of the optionee, the Option shall be exercisable only by him or her and shall not be assignable or transferable by him or her and no person shall acquire any rights therein. An Option may be transferred (unless the Committee otherwise prescribes) by will or the laws of descent or distribution. Upon request by the Company, a transferee of an Option may be required to furnish proof satisfactory to the Company that he or she is authorized to exercise the Option pursuant to the preceding sentence.

         (e) Recapitalization; Reorganization. The grant of an Option pursuant
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to this Plan shall not affect in any way the right or power of the Company to make adjustments, reclassifications, reorganizations or changes of its capital or business structure or to merge or to

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consolidate or to dissolve, liquidate, sell or otherwise transfer all or any part of its business or assets. The maximum number of shares of Common Stock that may be issued under this Plan pursuant to Section 3.2 above, the number of shares of Common Stock covered by each outstanding Option and the per share exercise price under each outstanding Option shall be adjusted, in each case, to the extent and in the manner the Committee deems appropriate for any increase or decrease in the number of issued shares of Common Stock resulting from a reorganization, recapitalization, stock split, stock dividend, combination of shares, merger, consolidation, rights offering, subdivision or consolidation of shares or the payment of a stock dividend (but only on the Common Stock) or any other change in the corporate structure or shares of the Company.

         If the Company is the surviving corporation in any merger, then each outstanding Option shall pertain to and apply to the securities or other consideration that a holder of the number of shares of Common Stock subject to the Option would have been entitled to receive in the merger. A dissolution, liquidation or consolidation of the Company or a merger in which the Company is not the surviving corporation, other than a merger effected for the purpose of changing the Company's domicile, shall cause each outstanding Option to terminate, provided that each holder shall, in such event, have the right immediately prior to such dissolution, liquidation, merger or consolidation to exercise his or her Option in whole or in part without regard to any installment provision contained in his or her Option Agreement. The last sentence shall apply to any outstanding Options which are ISOs to the extent permitted by Code
Section 422(d), and such outstanding ISO's in excess thereof shall, immediately upon the occurrence of a merger, consolidation, sale, transfer, acquisition, tender offer or exchange offer, be treated for all purposes of the Plan as NQSOs and shall be immediately exercisable as such as provided in such sentence. Notwithstanding the foregoing, in no event shall any Option be exercisable after the date of termination of the exercise period of such Option. In the case of a merger effected for the purpose of changing the Company's domicile, each outstanding Option shall continue in effect in accordance with its terms and shall apply or relate to the same number of shares of common stock of such surviving corporation as the number of shares of Common Stock to which it applied or related immediately prior to such merger, adjusted for any increase or decrease in the number of outstanding shares of common stock of the surviving corporation effected without receipt of consideration.

         In the event of a change in the Common Stock as presently constituted, which change is limited to a change of all of the authorized shares without par value into the same number of shares with par value, the shares resulting from any such change shall be deemed to be the Common Stock within the meaning of this Plan.

         The foregoing adjustments shall be made by the Committee, whose determination shall be final, binding and conclusive.

         Except as expressly provided in this subsection, the holder of an Option shall have no rights by reason of (i) any subdivision or consolidation of shares of any class, (ii) any stock dividend, (iii) any other increase or decrease in the number of shares of stock of any class, (iv) any dissolution, liquidation, merger or consolidation or spin-off, split-off or split-up of assets of the Company or stock of another corporation or (v) any issuance by the Company of shares of stock of

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any class or securities convertible into shares of stock of any class. Moreover, except as expressly provided in this subsection, the occurrence of one or more of such events shall not affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Common Stock subject to the Option.

         (f) Rights as a Shareholder. An optionee or a transferee of an Option
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shall have no rights as a shareholder with respect to any shares covered by his or her Option until the date of the issuance of a stock certificate to him or her for those shares upon payment of the exercise price. No reserve shall be established, and no other adjustments shall be made for dividends (ordinary or extraordinary, whether in cash, securities or other property) or distributions or other rights for which the record date is prior to the date such stock certificate is issued, except as provided in subsection 4.1(e).

         (g) Modification Extension and Renewal of Options. Subject to the
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terms and conditions and within the limitations of this Plan, the Committee may modify, extend or renew outstanding Options granted under this Plan or accept the surrender of outstanding Options (to the extent not theretofore exercised) and authorize the granting of new Options in substitution therefor (to the extent not theretofore exercised). No modification of an Option shall, without the consent of the optionee, alter or impair any rights or obligations under any Option theretofore granted under this Plan.

         (h) Termination of Options. Every Option Agreement shall provide that,
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unless earlier terminated, Options granted pursuant to this Plan shall be exercisable at any time on or after the date of exercise set forth in the Option Agreement and before the date that is ten years after the date of grant or, in the case of an ISO granted to a 10% Stockholder, before the date that is five years after the date of grant. Notwithstanding the foregoing, an Option shall terminate and may not be exercised if the Employee to whom it is granted ceases to be employed by the Company, except that the Option Agreement may, in the discretion of the Committee, provide: (1) that, if such Employee's employment terminates for any reason other than conduct that in the judgment of the Committee involves dishonesty or action by the Employee that is detrimental to the best interest of the Company, then the Employee may at any time within three months after termination of his or her employment exercise his or her Option but only to the extent the Option was exercisable by him or her on the date of termination of employment; (2) that, if such Employee's employment terminates on account of total and permanent disability, then the Employee may at any time within one year after termination of his or her employment exercise his or her Option but only to the extent that the Option was exercisable on the date of termination of employment and (3) that, if such Employee dies while in the employ of the Company, or within the three or twelve month period following termination of his or her employment as described in clause (1) or (2) above, then his or her Option may be exercised at any time within twelve months following his or her death by the person or persons to whom his or her rights under the Option shall pass by will or by the laws of descent and distribution, but only to the extent that such Option was exercisable by him or her on the date of termination of employment. Each Option Agreement may provide for acceleration of exercisability in the event of retirement, death or disability. Any cessation of employment, for purposes of ISOs only, shall include any leave of absence in excess of 90 days unless the optionee's reemployment rights are guaranteed by law or by contract. Notwithstanding anything to the contrary

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in this subsection, an Option may not be exercised by anyone after the expiration of its term.

     4.2 Other Terms and Conditions. Through the Option Agreements authorized
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under this Plan, the Committee may impose such other terms and conditions, not inconsistent with the terms hereof, on the grant or exercise of Options, as it deems advisable.

     4.3 Additional Provisions Applicable to Incentive Stock Options. The
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Committee may, in its discretion, grant options under the Plan to eligible
Employees which Options constitute ISOs; provided, however, that the aggregate fair market value of the Common Stock with respect to which ISOs are exercisable for the first time by the optionee during any calendar year shall not exceed the limitation set forth in Code Section 422(d).

     4.4 Regulatory Forfeiture. Notwithstanding anything to the contrary herein,
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if the capital of the Company falls below the minimum capital requirements imposed upon the Company, as determined by the Company's state or primary federal regulator, the Company may, if so directed by a regulator having jurisdiction, require all holders of outstanding Options to exercise all of such Options or forfeit their right to exercise such Options.

                                    ARTICLE V
                                  MISCELLANEOUS

     5.1 Withholding Taxes. An Employee granted Options under this Plan shall be
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conclusively deemed to have authorized the Company to withhold from the salary, commissions or other compensation of such Employee funds in amounts or property (including Common Stock) in value equal to any federal, state and local income, employment or other withholding taxes applicable to the income recognized by such Employee and attributable to the Options or the Option Shares as, when and to the extent, if any, required by law; provided, however, that, in lieu of the withholding of federal, state and local taxes as herein provided, the Company may require that the Employee (or other person exercising such Option) pay the Company an amount equal to the federal, state and local withholding taxes on such income at the time such withholding is required or such other time as shall be satisfactory to the Company.

     5.2 Amendment, Suspension, Discontinuance or Termination of Plan. The
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Committee may from time to time amend, suspend, discontinue or terminate this
Plan or revise it in any respect whatsoever for the purpose of maintaining or improving the effectiveness of this Plan as an incentive device, for the purpose of conforming this Plan to applicable governmental regulations or to any change in applicable law or regulations or for any other purpose permitted by law; provided, however, that, except as provided in Section 4.4, no such action by the Committee shall adversely affect any Option theretofore granted under this Plan without the consent of the holder so affected; and provided further that the Committee may not materially increase the number of shares of Common Stock authorized under Section 3.2 of this Plan or materially modify this Plan's requirements as to eligibility for Participation without the approval of the shareholders of the Company.

     5.3 Governing Law.  This Plan and all rights and obligations hereunder
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shall be

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construed in accordance with and governed by the laws of the State of South
Carolina and all applicable federal laws and regulations.

     5.4  Designation. This Plan may be referred to in other documents and
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instruments as the "1999 First Reliance Bank Employee Stock Option Plan."

     5.5  Indemnification of Committee. In addition to such other rights of
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indemnification as they may have as directors or as members of the Committee, the members of the Committee shall be indemnified by the Company against the reasonable expenses, including attorneys' fees, actually and necessarily incurred in connection with the defense of any investigation, action, suit or proceeding, or in connection with any appeal therefrom, to which they or any of them may be a party by reason of any action taken or failure to act under or in connection with this Plan or any Option, and against all amounts paid by them in settlement thereof (provided such settlement is approved by independent legal counsel selected by the Company) or paid by them in satisfaction of a judgment in or dismissal or other discontinuance of any such investigation, action, suit or proceeding, except in relation to matters as to which a final judgment is rendered that such Committee member is liable for negligence or misconduct in the performance of his or her duties; provided that, within 60 days after institution of any such investigation, action, suit or proceeding, a Committee member shall in writing offer the Company the opportunity, at its own expense, to handle and defend the same and shall cooperate with the Company and the Company's counsel.

     5.6  Reservation of Shares. The Company shall at all times during the term
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of this Plan, and so long as any Option shall be outstanding, reserve and keep available (and will seek or obtain any requisite authority in order to issue from any regulatory body having jurisdiction) such number of shares of its Common Stock as shall be sufficient to satisfy the requirements of this Plan. Notwithstanding the foregoing, the inability of the Company to obtain from any regulatory body of appropriate jurisdiction authority considered by the Company to be necessary or desirable to the lawful issuance of any shares of its Common Stock hereunder shall relieve the Company of any liability in respect of the nonissuance or sale of such Common Stock as to which such requisite authority shall not have been obtained.

     5.7  Application of Funds. The proceeds received by the Company from the
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sale of Common Stock pursuant to Options will be used for general corporate purposes.

     5.8  No Obligation to Exercise.  The granting of a Option shall impose no
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obligation upon the holder to exercise such Option.

     5.9  Approval of Shareholders. The Plan is conditioned upon obtaining the
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appropriate approval by the shareholders of the Company in the manner and to the extent required by the South Carolina Business Corporation Act of 1988, as amended. The Plan shall be submitted for approval by the shareholders of the Company prior to April 30, 2000. If the Plan is not so approved prior to such date, the Company shall be deemed to have adopted, effective August 16, 1999, a nonqualified stock option plan which will have the same provisions as the Plan.

     5.10 Other Actions. Nothing contained in the Plan shall be construed to
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limit the

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authority of the Company to exercise its corporate rights and powers, including, but not by way of limitation, the right of the Company to grant or assume options for proper corporate purposes other than under the Plan with respect to any employee or other person, firm, corporation or association.

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